UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 5, 2012

CORPORATE PROPERTY ASSOCIATES 17 - GLOBAL INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-52891	20-8429087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY		10020
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Corporate Property Associates 17 — Global Incorporated, or the “Company,” appointed Trevor P. Bond as president effective October 5, 2012 replacing Jan F. Kärst. Mr. Bond is currently the Company’s chief executive officer and a member of its board of directors.

The information required by Items 401(b), (d), (e) and Item 404(a) of Regulation S-K appears in the Company’s definitive proxy statement filed on April 30, 2012 and is incorporated by reference herein.

Mr. Bond will receive no additional compensation for his service as president.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Corporate Property Associates 17 - Global Incorporated

Date: October 12, 2012	By:	/s/ Susan C. Hyde
Susan C. Hyde
Managing Director